NUVEEN TRADEWINDS GLOBAL RESOURCES FUND

SUPPLEMENT DATED MAY 4, 2012

TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 30, 2011

Effective immediately, the fund has implemented the following changes.

1.	Emily Alejos, CFA, and Andrew Thelen, CFA, have been named portfolio managers of the fund, replacing the fund’s current portfolio managers. Ms. Alejos and Mr. Thelen are the Co-Chief Investment Officers of Tradewinds Global Investors, LLC.

2.	The third through sixth sentences of the section “Principal Investment Strategies” are deleted in their entirety and replaced with the following sentences:

The fund invests at least 40% of its net assets in non-U.S. securities. The fund may invest up to 50% of its net assets in securities of emerging markets issuers. The fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the fund’s net assets may be invested in securities of companies located in a single non-U.S. country, other than Canada.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TGRESS-0512P